                                                                   Exhibit 10.11
                                                                   -------------


                       AGREEMENT FOR CONSULTING SERVICES

     THIS AGREEMENT is made effective this 1st day of [**], ("Effective Date") between Technology Providers, Inc., a Massachusetts corporation having its principal place of business at 176 East Main St., Suite 5, Westborough, MA 01581 ("Consultant") and edocs, Inc., a Delaware corporation having its principal place of business at 598 Worcester Rd., Apple Hill Building 2, Natick, MA 01780 ("Customer").

     WHEREAS, the Customer wishes to engage the Consultant to provide software development services on a fixed price basis, on a time and materials basis, and/or on a retainer basis as hereinafter defined (collectively, the "Services") and as detailed below and on Schedule A, attached hereto and incorporated herein; and

     WHEREAS, Consultant is willing to provide such Services in consideration for the Customer's payment and performance of its obligations as provided herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.   Consultant's Services

     a.   Retainer Basis Services

          The Customer shall have the right to retain from Consultant a dedicated set of engineering and project management resources for the purposes of continuity on a project or set of projects ("Retainer Basis Services"). The Retainer Basis Services terms are based on the duration of the Agreement, the number of resources to be retained by the Customer, and a minimum notice period as set forth in Section 6(b) of this Agreement in the event that the Customer wishes to terminate the Retainer Basis Services of Consultant.

          Subject to Section 6(b) hereof, the minimum period for the Retainer Basis Services shall be [**] ([**]) months from the Effective Date of this Agreement ("Minimum Term"). During the Minimum Term, the monthly Retainer Base Services rates will be as set forth in Schedule A, and additional resources may be added to the group at the same rates for each category of resource as identified in Schedule A. For any renewal term after the Minimum Term, a rate increase may apply. Such rate increase, however, will not be by more than [**] percent ([**]%) per annum over the rates applicable in the previous year.

__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

          The Customer will provide the Consultant with a list of projects that the Customer requests to be developed and/or maintained by the dedicated resources for the Retainer Basis Services. In response, the Consultant will provide the Customer with a proposed project plan that includes but is not necessarily limited to a description of how the resources may be deployed and details regarding the nature of the services and deliverables with respect to the Retainer Basis Services. The parties will work together and modify the project plan, if necessary, in order to reach agreement on the final project plan. The project plan may be modified from time to time by mutual agreement of the parties provided that in the event the Customer seeks additional Retainer Basis Services requiring additional resources, such resources will be quantified by the Consultant and submitted to the Customer, and the Customer may elect to increase the number of retained resources to perform such additional Retainer Basis Services in accordance with the rates set forth in Schedule A.

          The Retainer Basis Services are ideal on long projects where the learning curve associated with the technology does not warrant displacing or changing personnel dedicated to the Customer under any project and as such Consultant will preserve uninterrupted access and resource continuity across projects in accordance with the terms of paragraph 2(a) below.

     b.   Fixed Price Services

          Customer shall have the right to acquire from time to time certain specific Services to be performed on a fixed price basis under this Agreement ("Fixed Price Services"). The Consultant will charge the Customer a fixed price for Fixed Prices Services as mutually agreed to by the parties in advance of commencement of the Fixed Prices Services. For all Fixed Price Services, the Customer must provide the requirements, the high level design, and the criteria upon which the completed project will be accepted. The Consultant will review the requirements, determine the scope of the effort, and provide a project plan (which includes but is not necessarily limited to the details regarding the nature of the services and deliverables, the resources to be deployed and the timeline for completion) along with the fixed cost schedule to the Customer. The parties will work together and modify the project plan, if necessary, in order to reach agreement on the final project plan. Such Fixed Price Services will not commence until the parties have reached mutual agreement on such project plan and cost schedule. The project plan (along with any resulting changes in the fixed cost schedule) may be modified from time to time by mutual agreement of the parties.

     c.   Time and Materials Services

          Customer shall have the right to acquire from time to time certain specific Services to be performed on a time and materials basis under this Agreement ("Time and Materials Services"). The daily rate for Time and Materials Services
__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

          is set forth in Schedule A and such rate shall be in effect for the Customer for the term of the Agreement. For any renewal term of the Agreement, a rate increase may apply. Such rate increase, however, will not be by more than [**] percent ([**]%) per annum over the rates applicable in the previous year. For all Time and Materials Services, the Customer must provide the requirements, the high level design, and, to the extent Customer elects at the start of any particular Time and Materials Services project to have acceptance criteria for the deliverables thereunder, the criteria upon which the completed projected will be accepted. The Consultant will review the requirements, determine the scope of the effort, and provide a project plan (which includes but is not necessarily limited to the details regarding the nature of the services and deliverables, the resources to be deployed and the timeline for completion) along with an estimated cost schedule to the Customer. The parties will work together and modify the project plan, if necessary, in order to reach agreement on the final project plan. Such Time and Materials Services will not commence until the parties have reached mutual agreement on such project plan and estimated cost schedule. The project plan (along with any resulting changes in the estimated cost schedule) may be modified from time to time by mutual agreement of the parties.

2.   consultants commitments

     a. The Consultant will not reallocate resources providing the Services without the prior consent of the Customer as long as the Customer has contracted for such resources. Consultant may, if necessary, replace such resources with resources of substantially similar background and skill, subject to Customer's prior approval, which shall not be unreasonably withheld.

     b. The Consultant will provide local U.S.-based project management for all Services.

     c. The Consultant will provide weekly written status reports for the Services that at a minimum include the following: date, name of developer(s), description of activities engaged in for the prior week, and status of the project responsibilities to which each such developer is assigned.

     d. The Consultant will update the [**] log system or such other tracking system as the Customer may choose to implement (details to be added by team) on a daily basis for all Services. Without limiting the generality of the foregoing, the Consultant will provide the Customer with all repository backups of all software and materials created by Consultant under this Agreement on a [**] basis, or such other frequency as may be mutually agreed between the parties.

__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     e. For all Services, the Consultant will make available on a shared source basis all source code, such that the latest source code is always available to Customer's development staff, in accordance with the system implemented by the Customer and Consultant.

     f. For all Services, the Consultant will meet agreed upon deadlines, unless delays are caused by the Customer's change to the scope of a project, the Customer's change to the priorities of a project or unless such delay falls under the provisions of Section 22 hereof (provided however that in any of these cases the parties will mutually agree to revised deadlines).

     g. The Consultant will equip each of its personnel performing Services hereunder with his or her own personal computer and the Microsoft suite of software, including without limitation, Microsoft development tools, required to develop the software and perform the Services being delivered hereunder.

3.   customer's commitments

     a. With respect to all Services, the Customer understands and agrees that all of the Consultant's offshore resources as noted in the applicable project plan (and in the case of Retainer Basis Services, Schedule A) will work in Colombo, Sri Lanka, and will not be available to work at the Customer's premises, except where specifically provided in Schedule A as "US", Notwithstanding the foregoing, at the request of Customer, Consultant shall provide for short term engagements which typically last approximately [**] ([**]) to [**] ([**]) months, of mutually agreed to Sri Lanka-based personnel of Consultant who will travel to the U.S. to undertake specific activities as such activities are mutually agreed to by the parties, including, but not limited to, training, knowledge transfer, provision of support for special releases, and the like ("Local Services"). With respect to Retainer Basis Services, the incremental increase in the Retainer Basis Services rate for Local Services provided by the Sri Lanka-based resources shall be as set forth under the heading "Cost of Living Adjustment for Local Services for Retainer Basis Services" on Schedule
          A. With respect to Time and Materials Services, the incremental increase in the Time and Materials daily rate for Local Services provided by the Sri Lanka-based resources shall be as set forth under the heading "Cost of Living Adjustment for Local Services for Offshore Personnel Time and Materials Services" on Schedule A. The Customer shall incur no other costs for utilizing Local Services other than reimbursement for the travel expenses

__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

          from Sri Lanka to the US and back of individuals agreed to by the parties who are providing such Local Services in accordance with
          Section 5(d) hereof and out-of-pocket travel, living and lodging expenses incurred by such personnel for preapproved travel within the US in accordance with the terms of Section 5(d) below.

     b. The Customer shall notify Consultant of any changes in management at the vice president level or above, and of mergers or acquisitions that have a material impact on the relationship between the Consultant and the Customer which are not of a confidential nature within a reasonable time after the occurrence thereof Thirty days after the occurrence of such event is considered reasonable.

     c.   Customer shall be responsible for providing the following:

          i) timely and accurate information as reasonably required by Consultant to fulfill its responsibilities under this Agreement; and

          ii)    timely access to appropriate Customer personnel; and

          iii) if needed, timely computer access to Customer's computers in the areas determined by Customer to be necessary to enable Consultant to perform the Services hereunder (via communications and onsite, as appropriate), and a dedicated test environment therein for Consultant's developmental use; and

          iv) timely and accurate definition of test data files and timely delivery of a static copy of the test data files to serve as a standard to determine performance of Consultant under this Agreement. The test data files are not to be changed by Customer so long as Consultant has development or maintenance responsibilities under this Agreement; and

          v) timely and accurate creation of any new data sets requested by Consultant as being needed for development or testing, such data sets then to be changed only as approved by Consultant; and

          vi) timely and accurate definitions of Customer programs to the extent that Consultant's use or connection is required for development and testing; and

          vii) any appropriate hardware and software (e.g., compilers and third party tools) that are identified by mutual agreement of the parties under the project plan to be loaned, such loan to continue so long as Consultant has any development or maintenance responsibilities under this Agreement (or, if earlier, upon request of Customer) on such terms as the parties mutually agree to in writing in advance of such loan (or alternatively,

__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                 reimbursement by Customer of the costs incurred by Consultant in obtaining appropriate hardware and software directly on such terms as the parties mutually agree to in writing in advance of such acquisition by Consultant) provided however that in either such case Consultant shall comply with the terms and conditions of all hardware agreements and software licenses applicable to such hardware and software (such hardware and software being referred to herein as the "Third Party Equipment"); and

          viii) pursuant to the terms of Section 4(c) of this Agreement, prompt provision of all approvals and/or acceptances of the Services or portions thereof as are requested by Consultant in accordance with the applicable project plan or prompt notification to Consultant in writing of any deficiencies which result in failure to approve or accept any Services in sufficient detail to enable Consultant to make any necessary changes or develop any appropriate workaround and re-submit for approval or acceptance; and

          ix) maintenance, licenses, shipping, installation or deinstallation charges (or reimbursement thereof, as applicable) related to the Third Party Equipment, subject to the terms of Section 3(c)(vii) above and on such terms as the parties mutually agree to in writing in advance.

     d. If at any time with respect to Fixed Price Services only Customer fails to fulfill Customer's responsibilities in a timely and accurate manner in Consultant's reasonable judgment, Consultant reserves the right to notify Customer, stop work and re-negotiate the price and/or terms of performance for such Fixed Priced Services and, if no agreement is reached within a period of [**] ([**]) weeks, to bill Customer, on a time and materials basis for Consultant's software efforts to date, but such billing shall not exceed the total amount that would have otherwise been payable under the Fixed Price Services model pro rated for work that has occurred and been accepted by Customer in accordance with the terms of Section 4(c) of this Agreement prior to such notification by Consultant under this paragraph. By way of example, if the Fixed Prices Services total cost is $[**] and [**]% of the work for the Fixed Price Services had been accepted on the date of such notice then the time and material charges referred to above may not exceed $[**] less any payments previously made by Customer to Consultant related to such Fixed Price Services.

__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.   delivery, testing and acceptance

     a.   timely implementation

          Customer and Consultant acknowledge that the cooperation of both parties is necessary for timely performance of the Services contemplated hereunder.

     b.   Delivery of the Software

          The software work product furnished by Consultant under this Agreement in connection with performance of the Services will be furnished in commented source code form. Consultant shall also provide or make available all object code, executable code, and all related design documentation to the software (all such source code, object code, executable code and related design documentation referred to collectively as the "Software") in accordance with the Customer's system for transferring, storing, and sharing information related to the Software.

     c.   Software Acceptance

          With respect to Fixed Price Services and Time and Materials Services in which the parties mutually agree to acceptance criteria, upon completion of its development of the Software, or any portion thereof, as determined by Customer, Consultant will make such Software available to Customer in accordance with Sections 2(e) and 4(b) hereof and Customer will verify that such Software meets the Acceptance Criteria as defined below. The Software will be deemed accepted by Customer (the "Acceptance Date") when Customer notifies Consultant that the Software has successfully satisfied the acceptance criteria on the test files and data sets all as established by Consultant and approved by Customer prior to testing ("Acceptance Criteria"). In the event that Customer determines that there are any deficiencies in the Software meeting such Acceptance Criteria then Consultant will promptly correct such deficiencies at no charge to Customer at which point Customer will retest the Software, such process to be repeated until such time as the Acceptance Criteria are met. Such Acceptance Criteria may be modified from time to time by Customer with Consultant's consent, which shall not be unreasonably withheld. Use of a portion of the Software subject to an acceptance test in productive use shall constitute acceptance of that portion.

     d.   Modifications

          To the extent that Customer makes any modifications or error corrections to the Software Customer shall utilize Customer's log system for such modifications and error corrections. Consultant shall have access to such system for so long as Consultant has any development or maintenance responsibilities under this Agreement. Consultant shall be responsible for maintaining Customer-modified portions of the Software. With respect to Fixed Price Services, efforts to correct or diagnose difficulties or defects traceable to Customer's modifications or error corrections to the Software not specifically approved by Consultant in writing will be billed separately at the time and materials rates set forth on Exhibit A.
          The parties shall cooperate in the modification of the Software as described in this

__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

          paragraph and the correction of any errors, defects or Software problems during the term of this Agreement with respect to Software developed under the Retainer Basis Services and Time and Materials Services models and Consultant will upon request of Customer make such modifications and corrections of any errors, defects or Software problems during the term of this Agreement with respect thereto.

5.   Compensation; Payment; Reimbursements

     a. In exchange for the full, prompt and satisfactory performance of Services by Consultant, Customer shall compensate Consultant at the rates set forth in Schedule A for Retainer Basis Services and Time and Materials Services and per mutual agreement of the parties for Fixed Price Services (based upon the Time and Materials Services rates set forth on Schedule A), all as referenced in Section 1 above.

     b. At the end of each calendar month Consultant will submit invoices for Retainer Basis Services and Time and Materials Services performed during that calendar month to Customer. All payments shall be made in U.S. Dollars within [**] ([**]) days of the date of receipt of invoice. Fixed Price Services will be invoiced and paid in accordance with the terms mutually agreed to by the parties in writing in advance of each such engagement. Consultant reserves the right to add a late charge not exceeding [**] percent ([**]%) per month, or fraction thereof, for Customer's failure to make a payment within [**] ([**]) days of the date of receipt of invoice.

     c. Customer shall pay all applicable sales, use and other taxes, except for taxes based on Consultant's income, along with duties and customs charges imposed on the sale or purchase of Services. If a certificate of exemption or similar document or proceeding is to be made in order to exempt the sale from sales or use tax liability, the Customer will obtain and pursue such certificate, document or proceeding.

     d. Except as specifically noted below in this paragraph, Customer shall reimburse Consultant for all out-of-pocket travel, lodging and living expenses incurred by Consultant in performing its responsibilities under this Agreement, provided such expenses are reasonable, are pre-approved by Customer and are in accordance with Customer's then-current travel and expense policy. Notwithstanding the foregoing, with respect to Consultant's personnel performing Local Services there will be travel reimbursements for travel from Sri Lanka to the US and back only in accordance with the above (and no lodging and living expense reimbursements, as these costs are included in the "Cost of Living Adjustment" set forth on Schedule A for Local Services for the applicable category of Services being provided by such personnel, other than out-of-pocket travel, living and lodging expenses incurred by such personnel for pre-approved travel within the US in accordance with the terms of this Section 5(d).

6.   Term: Termination

     a. The term of this Agreement shall be for [**] ([**]) years commencing on the 1st day of [**] and ending on the [**] day of [**], subject to earlier termination in accordance with the terms of this Section 6.

     b. Notwithstanding anything else in this Agreement to the contrary, Customer may terminate this Agreement or any Services being provided hereunder at any time upon [**] days notice to Consultant subject to the following exceptions with respect to Retainer Basis Services being terminated during the Minimum Term by Customer and subject to the termination rights of the parties under Section 6(c):

     Total Monthly Fee for Retainer Basis Services after          Notice Required to Terminate
      reduction for Monthly Retainer Basis Services Fees          Applicable Retainer Basis
      Relating to Current Termination and previous terminations   Services
      ("Remaining Monthly Fee" )*
-----------------------------------------------------------------------------------------------
          $[**]                                                        [**] days
-----------------------------------------------------------------------------------------------
          $[**]                                                        [**] Months
-----------------------------------------------------------------------------------------------
          $[**]                                                        [**] Months
-----------------------------------------------------------------------------------------------
          $[**]                                                        [**] Months
-----------------------------------------------------------------------------------------------

     * To the extent that termination of a particular person causes the total monthly fee for Retainer Basis Services to reduce from one dollar threshold category set forth above to the next, the notice period for such person shall fall into the higher dollar threshold category set forth above.

          The Consultant, therefore, will be entitled to continue to bill and receive payment from the Customer for the monthly retainer fee set forth in Schedule A for the Retainer Basis Services (less any reductions resulting from previous terminations of Retainer Basis Services) for a period equal to the number of months corresponding to the applicable notice period set forth in the above table (the "Applicable Notice Period") after the first of the month in which Customer gives Consultant notice of such termination in accordance with the terms of this Agreement. Notwithstanding the previous provisions of this Section 6(b) relating to Retainer Basis Services, in the event that Customer terminates Retainer Basis Services on more than one occasion during a [**] day period (which [**] day period commences on the first such termination), then the Applicable Notice Period corresponding to the Remaining Monthly Fee at the end of such [**] day

__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

          period shall apply to all terminations during that [**]-day period. A new [**] day period shall commence upon the day of the first termination of Retainer Basis Services which occurs after the end of the previous [**] day period. (By way of example under the previous two sentences, if the First termination of Retainer Basis Services occurs on [**] resulting in a Reduced Monthly Fee of $[**] and thus a corresponding Applicable Notice Period for such first termination of [**] months and the second termination of Retainer Basis Services occurs on [**] resulting in a Reduced Monthly Fee of $[**] and thus a corresponding Applicable Notice Period for such second termination of [**] months, since both terminations occurred within the [**] day period after [**] (the First termination date) then the Applicable Notice Period for both terminations is [**] months. If the next termination occurs on [**] then the next [**] day period commences on [**].) Such Customer payments will be made irrespective of whether the Customer is using the Consultant's Retainer Basis Services; provided however, during such Applicable Notice Period the Customer shall have the right to continue receiving the Retainer Basis Services in accordance with the terms of this Agreement provided further however that Customer may modify the project plan with the consent of Consultant, which consent will not be unreasonably withheld, in order to make best use of the resources which modification may include reallocating the category of resources to be used under the Retainer Basis Services. Furthermore, notwithstanding anything else in this Agreement to the contrary, Customer may elect to change the category of Retainer Basis Services personnel (and thus the related monthly fees) which it utilizes upon [**] days notice to Consultant and Consultant shall make such changes within such [**] day period provided however that if Consultant is able to make such change in less than such [**] day period then the appropriate rates for such new category of Retainer Basis Services shall be effective on the date of such change.

     c. Customer may terminate the Agreement for breach by Consultant of the terms of Sections 8, 9 or 11 hereof, misappropriation by Customer of any intellectual property of Consultant, misappropriation by Customer of any Customer supplied hardware, software or other items provided by Customer to Consultant hereunder or breach by Consultant of any terms of the software license or hardware agreements relating to such Customer supplied hardware or software, failure by Consultant to provide the requisite number of personnel resources and/or the requisite category of personnel resource under the Retainer Basis Services as set forth in Schedule A (as it may be amended by the parties from time to time), failure to promptly replace personnel whose work is of poor quality as determined by Customer acting in a commercially reasonable manner and failure of Consultant to attempt to perform its duties hereunder in a professional workmanlike manner, provided in all such events Customer has given Consultant notice of such breach and there has been a failure to cure such breach within [**] ([**]) days after receipt of

__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

          such notice. Consultant may terminate the Agreement for breach by Consultant of its indemnification obligations under Section 11(b) hereof. The provisions of Section 6(b) do not apply with respect to terminations pursuant to this Section 6(c).

     d. In the event of any termination, Customer shall pay Consultant for all Services actually performed through the date of termination and shall reimburse Consultant for all previously approved travel, living and lodging expenses and Cost of Living Adjustments actually incurred and otherwise due hereunder by Consultant through the date of termination provided however that with respect to Fixed Price Services the determination of fees due for Services actually performed shall be as mutually agreed to by the parties in writing in advance of each such engagement.

     e. All deliverables produced hereunder (the "Work Product") (whether or not complete), including without limitation, Software and documentation, records, data, documents and other written and electronic materials related to any of the foregoing items, created by Consultant and all items coming into Consultant's possession during the term of this Agreement, including without limitation, the Confidential Information of Customer and all equipment, software, or other materials on loan to Consultant by the Customer under this Agreement or for which Customer has provided Consultant reimbursement hereunder, shall be the sole and exclusive property of the Customer and shall be delivered promptly to the Customer, together with all copies thereof, upon termination or expiration of this Agreement or upon the request of the Customer.

7.   independent contractor

     It is expressly understood and agreed that during the term of this Agreement, Consultant's relationship to Customer shall be that of an independent contractor and that neither this Agreement nor the Services to be rendered hereunder shall for any purpose whatsoever or in any way or manner create any employer-employee relationship. Accordingly, Consultant acknowledges that it has no right to participate in any Customer benefit programs or to receive any Customer benefits. Consultant shall have sole and exclusive responsibility for the payment of all federal, state and local income taxes, for all worker's compensation, employment and disability insurance and for social security and other similar taxes with respect to any Services provided by Consultant hereunder. Consultant shall assume and accept all responsibilities which are imposed on independent contractors by any federal, state or local law, statute, regulation, rule, ordinance or otherwise. Consultant is not authorized to bind Customer or to incur any obligation or liability on behalf of Customer except as expressly authorized by Customer in writing.

8.   Restrictions on Disclosure of Proprietary Information

     Customer confirms its agreement to continue to abide by the terms and conditions of the Confidentiality Agreement between the parties, a copy of which is attached hereto and incorporated herein as Schedule B. Customer shall ensure that all of its employees and permitted Subcontractors (as defined in Schedule
B) abide by the terms and conditions of this Section 8 per the terms of the attached Confidentiality Agreement.

__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9.   Proprietary Rights in the Software

     a. As between Customer and Consultant, all right, title, and interest including copyright interests and any other intellectual property, in and to the Work Product and Inventions (as defined below), including but not limited to Software (as defined above), data, templates or materials produced or provided by Consultant hereunder shall be the property of Customer. The Work Product shall be deemed a "work made for hire" under the copyright laws of the United States. Consultant hereby expressly and irrevocably assigns to Customer all of Consultant's rights, title and interest in and to the Work Product and Inventions identified herein. Consultant shall execute or cause to be executed any documents as may be necessary and take such other action as may be necessary to vest full title and ownership in Customer of any Work Product and Inventions. Notwithstanding Customer's ownership of the Work Product and Inventions as described above, Consultant shall be free to use for Consultant's business purposes any general and non-tangible ideas, concepts and techniques of general utility utilized in the Software, provided however that in no event shall the Software be used by Consultant or disclosed by Consultant to any third party.

          Consultant agrees that it will promptly disclose to Customer all designs, processes, formulae, technologies, know-how, intellectual property, systems, trade secrets, inventions, discoveries, copyrights, improvements and patent or patent rights conceived, reduced to practice, devised or developed in connection with the Work Product or otherwise arising or resulting from this Agreement or any previous agreement between the parties ("Inventions") upon their discovery or invention by Consultant, its employees, agents or representatives and, in any event, upon the request of the Customer. Consultant agrees to render to the Customer all such assistance as the Customer may require in the prosecution or defense of all interferences which may be declared involving any of said Inventions. The Customer agrees to pay all reasonable fees and expenses incurred by Consultant for any assistance rendered to the Customer pursuant to this Section.

     b. Consultant agrees that if Customer is unable because of Consultant's unavailability, dissolution, or for any other reason, to secure the signature of an authorized agent of Consultant to apply for or to pursue any application for any United States or foreign patents, mask work, copyright or trademark registrations covering the assignment to Customer above, then Consultant hereby irrevocably designates and appoints Customer and its duly authorized officers and agents as Consultant's agent and attorney in fact, to act for and in Consultant's behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyright, mask work and trademark registrations thereon with the same legal force and effect as if executed by an authorized agent of Consultant.

__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     c. Consultant represents and warrants that it has full and sufficient right and authority to perform its obligations under this Agreement and the performance hereunder by Consultant is not in conflict with any agreement of Consultant or any law by which Consultant is bound. Consultant represents, warrants and covenants that in performing its services and obligations under this Agreement, Consultant shall not infringe any intellectual property or other proprietary right of any third party.

10.  Software Warranty and Disclaimer

     a. With respect to Fixed Price Services and Time and Materials Services in which the parties mutually agree to acceptance criteria, for [**] ([**]) days following the Acceptance Date of the Software as described in Section 4(c) above, Consultant warrants that the Software will comply with the Acceptance Criteria and Consultant will at its sole cost design, code, checkout, document and deliver promptly any amendments or alterations to the Software that may be required to cause the Software to meet the Acceptance Criteria on the applicable test files and data sets. This warranty is contingent upon Customer advising Consultant in writing of such errors within [**] ([**]) days from the Acceptance Date and by providing Consultant with sufficient information to replicate the error and provide the correction thereof or provide a suitable workaround. This warranty does not apply to problems that occur in relation to any modification to the Acceptance Criteria that is introduced after Acceptance Date of the Software other than modifications introduced to attempt to cause the Software to meet the Acceptance Criteria.

     b. Customer acknowledges that the Software is to be partially integrated with Customer's own software and that Consultant is responsible for providing maintenance for any failure of the Software attributable directly or indirectly to capacity, inconsistency or any other problems with Customer's software.

     c. EXCEPT FOR THE WARRANTIES PROVIDED BY CONSULTANT UNDER 9(c), AND 10(a) ABOVE AND CONSULTANT'S WARRANTY REGARDING YEAR 2000 COMPLIANCE IN
          SECTION 20 BELOW, EACH PARTY DISCLAIMS ALL WARRANTIES WITH REGARD TO THE SOFTWARE AND SERVICES PROVIDED HEREUNDER, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

11.  Indemnities

     a. Consultant shall defend Customer immediately and indemnify and hold harmless Customer and its customer and business partners from and against any and all suits, actions, damages, costs, losses, expenses (including reasonable attorney's fees) and other liabilities resulting from any third party's claims (or any settlement agreed to by Consultant in favor of such third party resulting from such third party's claims) alleging that the Work Product or any Invention infringes any of the following of such third party; (i) patent, (it) trademark, (iii) copyright or (iv) trade secret. Should the Work Product or any Invention become, or in Consultant's opinion be likely to become, the subject of a claim of infringement. Consultant shall, at Consultant's option, (a) obtain for Customer the right to continue using the Work Product or any Invention pursuant to the terms and conditions of this Agreement; or (b) replace or modify, at no cost to Customer, the Work Product or any Invention so that it becomes non-infringing but functionally equivalent. Such indemnification obligation shall not apply to any claim based on or arising from (A) software not claimed to be developed by or on behalf of Consultant,
          (B) the combination of the Work Product with other products not claimed to be owned or developed by or on behalf of Consultant and not designed or intended to operate with the Work Product, provided the infringement arises in connection with the combination, (C) the failure of Customer or an end user to use updated or corrected Work Product provided by Consultant, or (D) the failure of Customer or an end user to use the Work Product for its intended purposes. Customer shall give prompt written notice to Consultant of any claim under this paragraph and Consultant shall have the right to assume the defense of such claim and select counsel. Consultant will have the right to consent to the entry of judgment with respect to, or otherwise settle such claim. Customer shall cooperate in the defense or prosecution of such claim.

     b. Customer shall defend Consultant immediately and indemnify and hold harmless Consultant from and against direct damages actually awarded against Consultant to a third party resulting from such third party's claims (or any settlement for direct damages agreed to by Customer in favor of such third party resulting from such third party's claims) based on the inadequacy and inaccuracy of the Software for its intended purpose which Customer licensed to such third party. Consultant shall give prompt written notice to Customer of any claim under this paragraph and Customer shall have the right to assume the defense of such claim and select counsel. Customer will have the right to consent to the entry, of judgment with respect to, or otherwise settle such claim Consultant shall cooperate in the defense or prosecution of such claim. The maximum aggregate liability of Customer for all occurrences under this paragraph is $[**].

12.  Limitation of Damages

     TO THE EXTENT PERMITTED BY APPLICABLE LAW, EXCEPT FOR (A) CONSULTANT'S INDEMNIFICATION OBLIGATIONS UNDER SECTION 11(a) ABOVE,

__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

AND FOR (B) DAMAGES ARISING OUT OF CONSULTANT'S BREACH OF ITS OBLIGATIONS UNDER SECTIONS 8 AND 9 ABOVE, IN NO EVENT SHALL EITHER PARTY, ITS AFFILIATES, OFFICERS OR EMPLOYEES BE LIABLE TO THE OTHER PARTY OR ANY OTHER PERSON OR ENTITY FOR ANY SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL, PUNITIVE, MULTIPLE OR RELIANCE DAMAGES WHATSOEVER, WHETHER SUCH ALLEGED DAMAGES ARE ALLEGED IN CONTRACT, TORT OR OTHERWISE (INCLUDING BUT NOT LIMITED TO, DAMAGES FOR LOSS OF PROFITS, LOSS OF SAVINGS, LOSS OF DATA, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION OR LOSS OF USE DAMAGES) EVEN IF ANY SUCH ENTITY IS MADE AWARE OF THE POSSIBILITY OF SUCH DAMAGES OR IF THE DAMAGES ARE FORESEEABLE.

13.  Assignment

     Consultant shall not assign or transfer all or part of its rights or obligations under this Agreement nor subcontract any of its obligations under this Agreement without the prior written consent of Customer and without causing such assignee, transferee or subcontractor to be bound in writing by the terms of this Agreement as if it were Consultant. Customer shall have the right to assign or transfer all or part of its rights or obligations hereunder without the consent of Consultant.

14.  Notices

     Any notices required under this Agreement may be hand delivered or shall be deemed received [**] ([**]) business days after mailing as certified mail, return receipt requested, or via overnight express delivery, to the following addresses:

     If to Consultants:       Attn:  General Manager
                                     Technology Providers. Inc.
                                     176 E. Main Street
                                     Suite 5
                                     Westborough, MA 01581
                                     USA

     If to Customer:          Attn:  CEO
                                     edocs, Inc.
                                     Apple Hill, Building 2
                                     598 Worcester Road
                                     Natick, MA 01760
                                     USA
__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

15.  Arbitration

     If any dispute arises under this Agreement, the parties agree that a good faith attempt to resolve the dispute shall be made by presenting the position of the parties to the President of the Consultant and the President of the Customer, or person designated by them, at a meeting at a neutral site. If no such meeting can be arranged within [**] ([**]) weeks from any request for such a meeting or if the identified individuals are unable to reach agreement within [**] ([**]) week after such meeting or if the delays inherent in this dispute resolution process would cause undue harm to either party as reasonably determined by the party alleging to experience such harm, the parties agree that the dispute shall be resolved by binding arbitration by three arbitrators, one chosen by Customer, one chosen by Consultant and one chosen by the two so chosen, in the City of Boston, Massachusetts, under the rules of the American Arbitration Association, and that the award shall be enforceable under any court having jurisdiction thereof. Notwithstanding the foregoing, either party has the right to file a claim against the other in a court of competent jurisdiction within the Commonwealth of Massachusetts in the event that Consultant allegedly breaches (i) any obligation of confidentiality, including without limitation the obligations under Sections 8, or (ii) Section 9 of this Agreement or Consultant otherwise infringes any of Customer's intellectual property rights.

16.  Governing Law

     This Agreement will be interpreted and governed by the laws of the Commonwealth of Massachusetts, exclusive of its conflicts of law provisions. Customer and Consultant each consent to the exclusive personal jurisdiction and venue in the State and Federal courts within Essex and Suffolk counties, Massachusetts. The parties hereby waive any law that might provide for an alternative law or forum.

17.  Non-Solicitation

     Except as otherwise agreed to in writing by the parties including, without limitation, agreeing to the amount of the fee to be paid by the hiring party to the non-hiring, party, the parties agree that during the term of this Agreement, and for a period of [**] ([**]) months after termination of this Agreement, neither party shall directly or indirectly solicit for employment, employ or engage as a consultant any person employed then or within the preceding, year by the other party and who come in contact with persons directly or indirectly in the performance of this Agreement.

18.  Modification of the Agreement

     This Agreement may only be modified by a written agreement duly signed by persons authorized to sign agreements on behalf of Customer and of Consultant, and variance from the terms and conditions of this Agreement in any purchase order or any other written notification from the Customer will be of no effect.

__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

19.  Enforceability

     If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

20.  Y2K Compliance

     With respect to Fixed Price Services and Time and Materials Services in which the parties mutually agree in advance that the Software developed in connection with such services will be Year 2000 compliant, Consultant represents and warrants to Customer that such Software delivered to the Customer hereunder shall be "Year 2000 Compliant". "Year 2000 Compliant" means that the Software, when used in accordance with its associated documentation, has been designed and tested by the Consultant and will be capable of correctly processing, displaying, providing and/or receiving "DATE" data type and associated calendar arithmetic over a broad range of dates, including the year 2000 and beyond, but only to the extent that the Software is intended to so process, display, provide and/or receive "DATE" data type and associated calendar arithmetic. Notwithstanding the foregoing, this warranty shall not apply to any problems associated with software, firmware, products or other technology with which the Software is combined, exchanges data and/or interoperates, provided such item has not been provided by Consultant. In addition to any other remedies Customer may have for Software that is not "Year 2000 Compliant", Customer's remedy shall be for Consultant to repair or replace the Software in order to make it "Year 2000 Compliant" at no charge to the Customer.

21.  Survival of Obligations

     The provisions of Sections 6 through 9, 10(c) and 11 through 23 of this Agreement shall survive the termination or expiration of this Agreement as a continuing agreement of Customer and Consultant.

22.  Force Majeure

     Neither party shall be held liable or deemed to be in default for any delay or failure in performance under this Agreement resulting from acts reasonably beyond the control of such party, including, without limitation, extreme weather, acts of God, acts or regulations of any governmental or supra-national authority or national emergency, accident, riot, fire or other natural calamity. The party whose performance is so affected, upon prompt notice thereof to the other party, shall be excused from such performance to the extent caused by the force majeure interruption, provided that the party so affected shall use all reasonable efforts to remove such cause or causes of non-performance as soon as practicable it being understood that the fees otherwise due hereunder from Customer to Consultant shall not be due with respect to any period for which Services are not performed due to the occurrence of any event described in this paragraph.

__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

23.  Entire Agreement

     This agreement and the attachments hereto constitute the entire agreement between the parties for the Services provided as of the Effective Date of this Agreement and thereafter. It does not supersede any prior agreement for Services rendered prior to the Effective Date of this Agreement; notwithstanding the foregoing, Section 2 of that certain Assignment and Consent dated as of [**] by and among Consultant, Customer and edocs, Inc., a California corporation, is hereby deleted in its entirety and replaced with the following:
"Notwithstanding edocs California's ownership of all right, title and interest in such Software, TPI shall be free to use for TPI's business purposes any general and non-tangible ideas, concepts and techniques of general utility utilized in the Software, provided however that in no event shall the source materials for the Software or the Software be used by TPI or disclosed by TPI to any third party."

     IN WITNESS WHEREOF, Consultant and Customer have caused this Agreement to be signed and delivered by their duly authorized officers and effective as of the date first above written.

TECHNOLOGY PROVIDERS, INC.         EDOCS, INC.
"Consultant"                       "Customer"

By:  [**]                          By:        [**]
     ----                              --------------------

Printed Name: [**]                 Printed Name: Kevin E. Laracey
              ----                               ----------------

Title:  President and COO          Title:  CEO
        -----------------                  ---

__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                   SCHEDULE A

                       Agreement for Consulting Services
-------------------------------------------------------------------------------


Customer Name:  edocs, Inc..       Agreement Date: [**]


Retainer Basis Services Rates/Resources
---------------------------------------

 Qty     Description of Services or Project Team       Daily Rate      Monthly Rate       Extended
                        Resources                                       Per person      Monthly Rate
[**]    US Project Manager (on-site)                                       [**]           [**]
[**]    Offshore Senior Technology Manager          [**] ([**] days)       [**]           [**]
[**]    Offshore Project Manager                                           [**]           [**]
[**]    Offshore Team leaders                                              [**]           [**]
[**]    Offshore Engineers                                                 [**]           [**]
[**]    Offshore QC Team Leader                                            [**]           [**]
[**]    Offshore QC Engineers                                              [**]           [**]
[**]    Offshore Technical Writer                                          [**]           [**]
[**]    Offshore Release Engineer                                          [**]           [**]
[**]    Offshore Maintenance Team Leader                                   [**]           [**]
[**]    Offshore Maintenance Engineers                                     [**]           [**]
[**]    Total Monthly Payment for Retainer Basis Services                                $[**]

__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

TIME AND MATERIALS RATES
------------------------

US Consultant Time and Materials Daily Rate       $[**]/day*
-------------------------------------------
US Architect Time and Materials Daily Rate        $[**]/day*
------------------------------------------

   * For personnel of Consultant who reside in the US.  Subject to availability.


Offshore Personnel Time and Materials Daily Rate:  $[**]/day for Project Manager
------------------------------------------------
and Team Leaders and $[**]/day for all other categories of personnel set forth in the table above ("Offshore Daily Rate").


Cost of Living Adjustment for Local Services (as defined in Section 3(a) of
--------------------------------------------
Agreement)

Cost of Living Adjustment for Local Services for Retainer Basis Services:
------------------------------------------------------------------------
$[**]/day (paid for at the lesser of (a) [**] or (b) if less than [**] is worked in [**], such lesser number of days only)

Cost of Living Adjustment for Local Services for Offshore Personnel Time and
----------------------------------------------------------------------------
Materials Services:  $[**]/day (paid for at the lesser of (a) [**] or (b) if
------------------
less than [**] is worked in [**], such lesser number of days only)

EDOCS, INC.                      TECHNOLOGY PROVIDERS, INC.


[**]                               [**]
------------------------------     -------------------------------------------
edocs, Inc. signature     Date     Technology Providers, Inc. signature   Date

Kevin E. Laracey                   [**]
------------------------------     -------------------------------------------
Name                               Name

CEO                                President
------------------------------     -------------------------------------------
Title                              Title

__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                   Schedule B
                                   ----------

                           CONFIDENTIALITY AGREEMENT
                           -------------------------

     Confidentiality Agreement entered into on [**], between edocs, inc. ("edocs") and Technology Providers, Inc. (the "company"). edocs and the Company agree that the following terms and conditions shall apply when edocs discloses Proprietary Information and Technology as defined below to the Company.

     edocs is disclosing to the Company certain commercially valuable, proprietary and confidential information and trade secrets with respect to edocs' (and edocs' customers, potential customers, business partners, and potential business partners (collectively, the "edocs Business Associates")) business, products and sales and marketing strategies, including without limitation, information and tangible and intangible property which may relate to the edocs' and edocs' Business Associates' business, finances, operations, strategic planning, product and marketing plans, customer and supplier and prospect lists and data, research and development activities, current or proposed products, designs, patents, patent rights, applications, processes, technologies, trade secrets, software technology, computer source code and object code, hardware and software designs and specifications, schematics, flow charts, logic diagrams, processes, drawings, specifications, programs, models, financial information and projections, formulae, data, know-how, developments, designs, improvements, software programs, sales and marketing strategies, and other valuable business information and products (collectively, the "proprietary information and technology").

     Company agrees to keep strictly confidential all such Proprietary Information and Technology so received by it and to use such Proprietary Information and Technology solely for the purpose of providing research and development and related services to edocs. Company agrees that any and all Proprietary Information and Technology disclosed to Company by edocs is and shall remain the proprietary and confidential information and property of edocs or the edocs Business Associates, as applicable. Company may not use any of the Proprietary Information and Technology referred to above for any purpose other than the above-stated purpose without the prior written consent of edocs.

     Company agrees to use the utmost degree of care to maintain and protect any and all Proprietary Information and Technology as confidential and not to use for its own commercial benefit or disclose the Proprietary Information and Technology to any third party except as provided in the next sentence. Company will disclose the Proprietary Information and Technology only to those of its employees and subcontractors (to the extent such subcontractors are pre-approved by edocs ("Subcontractors")) to the extent either such employees or Subcontractors require knowledge or access to the Proprietary Information and Technology for the limited purpose of providing research and development and related services to edocs and who have executed a confidentiality agreement with Company. Company will inform those employees and Subcontractors who have access to the Proprietary Information and Technology that such information is valuable confidential information and trade secrets of edocs or the edocs Business Associates, as applicable.

__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     Company shall use its best efforts to ensure compliance with the confidentiality obligations of this Agreement by its employees and Subcontractors having access to the Proprietary Information and Technology. Company agrees not to provide any portion of the Proprietary Information and Technology to any of its employees and Subcontractors who do not have a need to know the Proprietary Information and Technology in connection with providing research and development and related services to edocs. Upon request of the edocs, Company agrees to return within 3 days all copies of any such Proprietary Information and Technology which was previously obtained by it.

     Company's obligations as to the Proprietary Information and Technology shall not apply to any portion of the Proprietary Information and Technology:
(a) of which Company presently has knowledge or which is in Company's possession prior to the initiation of a relationship between the parties and of which it did not learn through any contact with edocs previous to the initiation of the relationship; (b) which is presently publicly available or a matter of public knowledge or public domain generally; or (c) which is lawfully received by Company from a third party who is or was not bound in any confidential relationship to edocs.

     edocs grants no license, by implication or otherwise, under any of its or the edocs Business Associates', as applicable, copyrights, patents, trade secrets, trademarks or tradename rights, as a result of the disclosure of the Proprietary Information and Technology to Company under this Agreement. The terms of this Agreement apply to all Proprietary Information and Technology provided by edocs to Company commencing with the date on which Company and edocs first commenced discussions regarding a possible business relationship between edocs and Company.

     Company acknowledges that edocs shall not have an adequate remedy in the event that Company breaches this Agreement and that edocs will suffer irreparable damage and injury. In such event, Company agrees that the edocs, in addition to any other available rights and remedies, shall be entitled to an injunction restricting Company from committing or continuing any violation of this Agreement. The parties agree to submit to the jurisdiction of the courts of the Commonwealth of Massachusetts for the purpose of interpreting or enforcing any of the provisions of this Agreement. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts.

EDOCS, INC.                       TECHNOLOGY PROVIDERS, INC.

By: [**]                          By: [**]
    -----------------                 ----------------------

Title:  CEO                       Title:  President and COO
    -----------------                 ----------------------

Date:                             Date:
    -----------------                 ----------------------

__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.